UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21201

O’Connor Fund of Funds: Technology LLC

(formerly, UBS Technology Partners, L.L.C.)

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

(formerly UBS TECHNOLOGY PARTNERS, L.L.C.)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

(formerly UBS TECHNOLOGY PARTNERS, L.L.C.)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

We have audited the accompanying statement of assets, liabilities and members’ capital of O’Connor Fund of Funds: Technology LLC (formerly UBS Technology Partners, L.L.C.) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2011, by correspondence with management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Technology LLC (formerly UBS Technology Partners, L.L.C.) at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 24, 2012

A member firm of Ernst & Young Global Limited

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Statement of Assets, Liabilities and Members’ Capital

December 31, 2011

ASSETS
Investments in Investment Funds, at fair value (cost $141,549,050)	$174,909,230
Cash	28,349,236
Receivable from Investment Funds	30,093,420
Other assets	25,728

Total Assets	233,377,614

LIABILITIES

Withdrawals payable	7,289,517
Subscriptions received in advance	2,299,050
Management Fee payable	192,244
Professional fees payable	184,443
Administration fee payable	53,236
Custody fee payable	2,740
Other liabilities	77,238

Total Liabilities	10,098,468

Members’ Capital	$223,279,146

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$189,918,966
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	33,360,180

Members’ Capital	$223,279,146

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Statement of Operations

Year Ended December 31, 2011

INVESTMENT INCOME

Interest	$2,023

Total Investment Income	2,023

EXPENSES

Management Fee	2,355,848
Professional fees	320,608
Administration fee	223,352
Loan commitment fees	92,864
Directors’ fees	65,561
Custody fee	9,907
Loan interest	8,544
Printing, insurance and other expenses	152,399

Total Expenses	3,229,083

Administration and custody fees waived	(27,800)

Net Expenses	3,201,283

Net Investment Loss	(3,199,260)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	32,300,857
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(32,825,482)

Net Realized and Unrealized Gain/(Loss) from Investments	(524,625)

Net Decrease in Members’ Capital Derived from Operations	$(3,723,885)

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Statements of Changes in Members’ Capital

Years Ended December 31, 2010 and 2011

	Manager	Members	Total
Members’ Capital at January 1, 2010	$24,334	$227,439,263	$227,463,597

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(83)	(3,073,765)	(3,073,848)
Net realized gain/(loss) from investments in Investment Funds	1,223	11,640,944	11,642,167
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,081	9,085,027	9,086,108

Net Increase (Decrease) in Members’ Capital Derived from Operations	2,221	17,652,206	17,654,427

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	—	17,133,549	17,133,549
Members’ withdrawals	—	(37,992,520)	(37,992,520)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	—	(20,858,971)	(20,858,971)

Members’ Capital at December 31, 2010	$26,555	$224,232,498	$224,259,053

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(148)	(3,199,112)	(3,199,260)
Net realized gain/(loss) from investments in Investment Funds	5,570	32,295,287	32,300,857
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(6,990)	(32,818,492)	(32,825,482)

Net Increase (Decrease) in Members’ Capital Derived from Operations	(1,568)	(3,722,317)	(3,723,885)

MEMBERS’ CAPITAL TRANSACTIONS
Manager and Members’ subscriptions	25,340	18,209,476	18,234,816
Members’ withdrawals	—	(15,490,838)	(15,490,838)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	25,340	2,718,638	2,743,978

Members’ Capital at December 31, 2011	$50,327	$223,228,819	$223,279,146

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Statement of Cash Flows

Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(3,723,885)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(45,103,929)
Proceeds from disposition of investments in Investment Funds	80,012,817
Net realized (gain)/loss from investments in Investment Funds	(32,300,857)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	32,825,482
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	7,000,000
Interest receivable	1,196
Receivable from Investment Funds	(21,914,126)
Other assets	13,879
Increase (decrease) in liabilities:
Administration fee payable	656
Custody fee payable	1,480
Management Fee payable	(5,288)
Professional fees payable	26,185
Other liabilities	21,326

Net cash provided by operating activities	16,854,936

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Manager’s subscriptions	25,340
Proceeds from Members’ subscriptions, including change in subscriptions received in advance	18,963,526
Payments on Members’ withdrawals, including change in withdrawals payable	(29,744,486)
Proceeds from loan	9,000,000
Principal payment on loan	(9,000,000)

Net cash used in financing activities	(10,755,620)

Net increase in cash	6,099,316
Cash-beginning of year	22,249,920

Cash-end of year	$28,349,236

Supplemental disclosure of cash flow information:
Interest paid	$8,544

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Financial Highlights

December 31, 2011

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Manager, for the periods indicated.

An individual Member’s ratios and returns may vary from the below based on the Performance Bonus, if applicable, and the timing of capital transactions.

	Years Ended December 31,
	2011	2010		2009	2008	2007
Ratio of net investment loss to average members’ capital [a,b]	(1.36%)	(1.32%)		(1.33%)	(1.19%)	(1.16%)
Ratio of gross expenses to average members’ capital before Performance Bonus [a,b]	1.38%	1.33%		1.34%	1.28%	1.23%
Ratio of administration and custody fees waived to average members’ capital [a,b,c]	(0.01%)	0.00	% [d]	0.00%	0.00%	0.00%
Ratio of net expenses to average members’ capital before Performance Bonus [a,b]	1.37%	1.33%		1.34%	1.28%	1.23%
Ratio of net expenses to average members’ capital after Performance Bonus [a,e]	1.37%	1.33%		1.34%	1.28%	0.00%
Portfolio turnover rate	21.20%	21.24%		23.18%	1.86%	8.52%
Total return before Performance Bonus [f]	(1.56%)	8.05%		14.16%	(16.49%)	18.16%
Total return after Performance Bonus [g]	(1.56%)	8.05%		14.16%	(16.49%)	18.16%
Average debt ratio [a]	0.22%	0.00%		0.09%	0.02%	0.17%
Members’ capital at end of year (including the Manager)	$223,279,146	$224,259,053		$227,463,597	$216,081,078	$314,993,717

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Manager.
b	Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.
c	The administration and custody fees waiver was effective November 1, 2010 through October 31, 2011. Therefore, the ratio of administration and custody fees waived was not applicable for the years ended December 31, 2007 through December 31, 2009.
d	Less than 0.005%.
e	The ratio of net expenses to average members’ capital after Performance Bonus does not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.
f	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.
g	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Performance Bonus to the Manager, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements

December 31, 2011

1.	Organization

O’Connor Fund of Funds: Technology LLC (formerly UBS Technology Partners, L.L.C.) (the “Fund”) was initially organized as a limited partnership under the laws of Delaware on December 28, 1998, commenced operations on April 1, 1999 and was subsequently reorganized as a limited liability company effective October 15, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to maximize capital appreciation over the long-term. The Fund pursues its investment objective by deploying its assets primarily among a select group of portfolio managers who invest primarily in, or who have particular knowledge within, the technology sector. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the “Investment Funds”) in which the Fund invests as a limited partner or member along with other investors.

The Fund’s Board of Directors (the “Directors”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Manager” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Manager is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Manager expects that generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests, or a portion thereof, (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

2.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1— quoted prices in active markets for identical securities

Level 2— fair value of investments in Investment Funds with the ability to redeem at net asset value as of the measurement date, or within one year of the measurement date

Level 3— fair value of investments in Investment Funds that do not have the ability to redeem at net asset value within one year of the measurement date

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2011. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2011. Effective June 30, 2011, the Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally use fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. Investment Funds within this strategy are generally subject to 30 - 60 day redemption notice periods. An Investment Fund representing approximately 0.3 percent of the fair value of the investments in this strategy is a side pocket where the liquidation of assets is expected over the next 36 months. The remaining approximately 99.7 percent of the Investment Funds are available to be redeemed with no restrictions, as of the measurement date. One Investment Fund, with a fair value of $580,670, transferred from Level 2 to Level 3 at December 31, 2011.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Net asset value of the Fund is determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s investments in Investment Funds are carried at fair value. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Manager to consider all relevant information available at the time the Fund values its portfolio. The Manager has assessed factors including, but not limited to the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Manager and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at December 31, 2011.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $3,199,260 and $32,300,857 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2011. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2011 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at BNY Mellon (as defined in Note 5). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1% of the Fund’s members’ capital, excluding the capital account attributable to the Manager. The Management Fee is paid to UBS A&Q out of the Fund’s assets and debited against the Members’ capital accounts, excluding the Manager’s capital account. A portion of the Management Fee is paid by UBS A&Q to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager as described above. In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the “Performance Bonus”) for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur of (1) a fiscal year-end or (2) a whole or partial redemption). The Performance Bonus is calculated separately with respect to each Member.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

4.	Related Party Transactions (continued)

The Performance Bonus is equal to 1% of the balance of the Member’s capital account at the end of the Measurement Period, provided that appreciation in the Member’s capital account (net of any Performance Bonus) exceeds the Member’s threshold return. The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 20% on its opening capital account balance, as adjusted. No Performance Bonus was earned for the year ended December 31, 2011 or for the year ended December 31, 2010.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with ten other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

BNY Mellon Investment Servicing Trust Company (the “Custodian”) provides custodial services for the Fund. The Custodian entered into a service agreement whereby The Bank of New York Mellon provides securities clearance functions, as needed.

Effective March 26, 2010, the Custodian and BNY Mellon have agreed to a fee reduction for reimbursement of the Fund’s line of credit commitment fees (“Fee Reduction”) for a period of 364 days from November 1, 2010, the effective date of the Fund’s line of credit agreement with State Street Bank and Trust Company (“Initial Term”). Based on the methodology within the agreement, the Custodian and BNY Mellon have agreed to waive $34,800 for the Fund over the Initial Term, which expired October 31, 2011. For the year ended December 31, 2011, the Custodian and BNY Mellon waived $6,000 and $21,800, respectively, which is shown in aggregate as administration and custody fees waived on the Statement of Operations.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

6.	Loan Payable

Effective December 16, 2011, the Fund, along with other UBS sponsored funds, entered into a $280,000,000 committed, secured revolving line of credit with State Street Bank and Trust Company, expiring on October 29, 2012. Prior to this date, the Fund, along with other UBS sponsored funds, had entered into a one year, $250,000,000 committed, secured revolving line of credit with State Street Bank and Trust Company expiring on October 29, 2012. The Fund is limited to $34,800,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Fund’s Members’ Capital. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate and (b) 1.50% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the Borrower Sublimit Amount not utilized.

For the year ended December 31, 2011, the Fund’s average interest rate paid on borrowings was 1.63% per annum and the average borrowings outstanding was $525,000. The Fund did not have any borrowings outstanding at December 31, 2011. Interest expense for the year ended December 31, 2011 was $8,544, of which none was payable at December 31, 2011.

7.	Investments

As of December 31, 2011, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2011 amounted to $45,103,929 and $80,012,817, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2011; therefore, the tax basis of investments for 2011 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and performance incentive fees or allocations ranging from 20.00% to 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Notes to Financial Statements (continued)

December 31, 2011

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

As of December 31, 2011, the Fund had $7,289,517 of withdrawals payable. Subsequent to December 31, 2011, the Fund paid $6,613,266. The remaining amount payable of $676,251 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2011 and December 31, 2011 tender offers.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Schedule of Portfolio Investments

December 31, 2011

Investment Fund	Cost	Fair Value	% of Members’ Capital	Realized and Unrealized Gain/(Loss) from Investments	Initial Acquisition Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Equity Hedged
Anthion Partners, L.P. (c)	$12,000,000	$10,175,529	4.56	$(1,824,471)	1/1/2011	Quarterly
Artis Aggressive Growth (Institutional), L.P.	878,336	580,670	0.26	(2,201,890)	3/1/2006	N/A
Cadian Fund, L.P. (c)	13,129,399	16,615,277	7.44	205,261	9/1/2009	Quarterly
Cavalry Capital Appreciation, L.P. (c)	15,000,000	15,003,436	6.72	(2,085,557)	1/1/2010	Quarterly
Coatue Qualified Partners, L.P. (c)	7,634,983	20,143,569	9.02	2,696,917	4/1/2002	Quarterly
JAT Capital Domestic Fund, L.P. (c)	12,000,000	11,337,591	5.08	(662,409)	6/1/2011	Quarterly
Jericho Capital Partners, L.P. (c)	18,000,000	17,307,044	7.75	(692,956)	5/1/2011	Quarterly
PFM Healthcare Fund, L.P. (c)	12,000,000	11,887,109	5.32	(43,979)	10/1/2010	Quarterly
Seligman Tech Spectrum Fund, L.L.C. (c)	8,768,624	17,071,210	7.65	82,174	1/1/2005	Monthly
Shannon River Partner II, L.P. (c)	10,938,300	17,873,071	8.01	1,619,783	5/1/2005	Quarterly
SRS Partners US, L.P. (c)	15,000,000	16,680,424	7.47	1,111,294	5/1/2010	Quarterly
Visium Balanced Fund, L.P. (c)	16,199,408	20,234,300	9.06	393,948	1/1/2010	Quarterly

Equity Hedged Subtotal	$141,549,050	$174,909,230	78.34%	$(1,401,885)

Redeemed Investment Funds	—	—	—	877,260

Total	$141,549,050	$174,909,230	78.34%	$(524,625)

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed with no restrictions, as of the measurement date.
(c)	Investment Funds categorized as Level 2 investments.

Effective June 30, 2011, the Fund’s underlying fund investments were reclassified into new investment strategies. See Note 3a in Notes to Financial Statements for further description of the new investment strategies.

Complete information about the Investment Funds’ underlying investments is not readily available.

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing the Fund’s investments are not necessarily an indication of the risk associated with investing in those investments. The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem at net asset value as of the December 31, 2011 measurement date, or within one year of the measurement date. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem at net asset value within one year of the December 31, 2011 measurement date. There were no transfers between Level 1 and Level 2 at December 31, 2011.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Technology LLC

(formerly UBS Technology Partners, L.L.C.)

Schedule of Portfolio Investments (continued)

December 31, 2011

ASSETS TABLE

Description	Total Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Equity Hedged	$174,909,230	$—	$174,328,560	$580,670

Total Assets	$174,909,230	$—	$174,328,560	$580,670

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2010	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Net transfers in and/or (out) of Level 3 *	Balance as of December 31, 2011
Equity Hedged	$—	$—	$—	$—	$—	$580,670	$580,670

Total	$—	$—	$—	$—	$—	$580,670	$580,670

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2011 is $(5,039,585).

*	The transfer into Level 3 investments in the amount of $580,670 is due to the liquidity of the underlying Investment Fund in relation to the change in the measurement date from December 31, 2010 to December 31, 2011.

The preceding notes are an integral part of these financial statements.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 15, 2011. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors noted that there were no funds or accounts managed by the Adviser or its affiliates with similar investment objectives, policies and strategies as the Fund. The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors observed that the Fund’s 12-month performance results as of June 30, 2011 exceeded the median performance of the Comparable Funds.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Fund’s management fee was equal to the lowest management fee of the Comparable Funds and that the Fund’s incentive fee was below the incentive fees being charged to the Comparable Funds. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2011 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS
George W. Gowen (82) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	11	None

Stephen H. Penman (65) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	None

Virginia G. Breen (47) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	11	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (69)[3] UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	56	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (45) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS Alternative and Quantitative Investments LLC since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS Alternative and Quantitative Investments LLC.	N/A	N/A
Robert F. Aufenanger (58) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of UBS Alternative Investments US from April 2007 to October 2010. Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 to 2007.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
Frank S. Pluchino (52) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since July 19, 2005	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on March 29, 1999.
[2]	Of the 56 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 11 comprise the registered alternative investment funds advised by UBS A&Q.
[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,825 in 2011 and $68,100 in 2010. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,200 in 2011 and $2,000 in 2010. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $108,000 in 2011 and $99,000 in 2010. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.183 million for 2011 and $2.273 million for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011 FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•	Failure to provided required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity;

AIS July 2011 FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: TECHNOLOGY LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team, each member of which (each, a “Portfolio Manager” and together, the “Portfolio Managers”) is responsible for the day-to-day management of the Fund’s portfolio. Norman E. Sienko, Jr., the lead member of the portfolio management team, is primarily responsible for the selection of the Fund’s investments, and is jointly responsible for the allocation of the Fund’s assets among Investment Funds. Russell Sinder, Joseph M. Sciortino and Matthew Woodbury, the other members of the portfolio management team, are jointly and primarily responsible for the allocation of the Fund’s investments.

Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He served as head of UBS Alternative Investments US’ (“AI - US”) portfolio management group from 1998 to 2010, prior to his group joining UBS Alternative and Quantitative Investments LLC, the Fund’s investment adviser (the “Adviser”). He is also currently an Executive Director of the Adviser. Mr. Sinder has been a Portfolio Manager of the Fund since 2007. Mr. Sinder was associated with AI - US from 1998 to 2010, prior to joining the Adviser, and is an Executive Director of the Adviser. Mr. Sciortino joined the portfolio management team in 2007. He was associated with AI - US from December 2006 to October 2010, prior to joining the Adviser, and is a Director of the Adviser. Previously, Mr. Sinder served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006. Mr. Woodbury was associated with AI - US from 2008 to 2010, prior to joining the Adviser, and is a Director of the Adviser. Previously, he served as an Analyst at Allianz Hedge Fund Partners, LP (2002-2008) and an Accountant at Arthur Anderson LLP (1999-2002).

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel of the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the ultimate parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2011.

Norman E. Sienko, Jr.

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[1]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

7	$1,073,147,095	5	$285,874,863	0	N/A

Russell Sinder

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[1]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

6	$890,251,146	5	$285,874,863	0	N/A

Joseph M. Sciortino

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[1]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

6	$890,251,146	5	$285,874,863	0	N/A

Matthew Woodbury

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Number of Accounts[1]	Assets Managed	Number of Accounts[2]	Assets Managed	Number of Accounts	Assets Managed

6	$890,251,146	5	$285,874,863	0	N/A

[1]	Of these accounts, 3 accounts with total assets of approximately $376,942,386 charge performance-based advisory fees.

[2]	Of these accounts, 3 accounts with total assets of approximately $105,842,314 charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	O’Connor Fund of Funds: Technology LLC (formerly, UBS Technology Partners, L.L.C.)

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 2, 2012

By (Signature and Title)*	/s/ Robert Aufenanger
Robert Aufenanger, Principal Financial Officer
Date March 2, 2012

*	Print the name and title of each signing officer under his or her signature.